SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

Exact Name of Registrant as Specified in
Commission	its Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan Corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-7310	Michigan Consolidated Gas Company	38-0478040
(a Michigan Corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

Item 7. Exhibits

99.1      Slide Presentation of DTE Energy Company ("DTE Energy") dated April 29, 2004.

Item 12. Results of Operations and Financial Conditions

     DTE Energy is furnishing the Securities and Exchange Commission (SEC) with its slide presentation issued April 29, 2004 announcing financial results for the quarter ended March 31, 2004. A copy of the slide presentation of DTE Energy is furnished as Exhibit 99.1 to this report and contains the reconciliation and representations required by the SEC’s Regulation G.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2003 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2004

DTE ENERGY COMPANY
(Registrant)

/s/ Daniel G Brudzynski

Daniel G Brudzynski
Vice President and Controller

THE DETROIT EDISON COMPANY
(Registrant)

/s/ Daniel G Brudzynski

Daniel G Brudzynski
Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY
(Registrant)

/s/ Daniel G Brudzynski

Daniel G Brudzynski
Vice President and Controller

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Exhibit Index

Exhibit
Number	Description
99.1	Slide Presentations of DTE Energy dated April 29, 2004

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